UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2008

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2008, Och-Ziff Capital Management Group LLC (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2008. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated by reference.

The Company is making references to non-GAAP financial information in both the press release and the conference call the Company is hosting on November 4, 2008 to discuss its third quarter 2008 results. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures is contained in the press release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

Item 7.01.	Regulation FD Disclosure.

Estimated Unaudited October Returns

The following information is being provided to investors in the private investment funds that the Company manages with respect to the estimated performance of the Company’s most significant master funds for the month ended October 31, 2008. The following information is not necessarily indicative of the Company’s anticipated financial results.

Fund	October 2008 Performance Estimate (1)(2)	Year-to-Date Performance Estimate (2)(3)
OZ Master Fund, Ltd.	-6.63%	-12.04%
OZ Europe Master Fund, Ltd.	-5.14%	-13.13%
OZ Asia Master Fund, Ltd.	-11.78%	-26.66%
OZ Global Special Investments Master Fund, L.P.	-2.50%	-5.42%

(1)	Monthly performance data are based on management’s estimates as of the date hereof for performance of the referenced funds from October 1, 2008 to October 31, 2008. Such data may change upon completion of the Company’s month-end valuation procedures. Such changes could be material.
(2)	Reflects a composite of the monthly and year-to-date return for the feeder funds comprising each master fund and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income earned on certain unrealized private investments that could reduce returns on these investments at the time of realization) and includes the reinvestment of all dividends and income. Includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns.
(3)	Year-to-date performance data are based on management’s estimates as of the date hereof for performance of the referenced funds from January 1, 2008 to October 31, 2008. Such data may change upon completion of the Company’s month-end valuation procedures and the changes could be material. Furthermore, the year-to-date estimates may differ materially from actual year-end results due to risks and uncertainties related to general economic conditions and more particular factors relating to the investments in the Company’s funds.

Estimated Unaudited Assets Under Management

In addition, the Company is disclosing to investors in the private investment funds that it manages that, as of November 1, 2008, the estimated unaudited amount of assets under management (“AUM”) was approximately $28.3 billion, which reflects a net decrease in AUM of approximately $2.2 billion. The decrease in AUM is inclusive of performance for the month ended October 31, 2008 and capital flows as of November 1, 2008.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of Och-Ziff Capital Management Group LLC with respect to, among other things, the Company’s future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “ would,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 26, 2008 and its Quarterly Reports on Form 10-Q. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This Current Report on Form 8-K and the information contained herein does not constitute an offer of any Och-Ziff fund.

Item 8.01.	Other Events.

On November 4, 2008, the Company announced that its Board of Directors declared that the Company’s third quarter 2008 dividend will be $0.025 per Class A share representing Class A limited liability company interests of the Company (the “Class A Share”). The cash dividend will be paid on November 12, 2008 to holders of record of the Class A Shares on October 1, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of the Company, dated November 4, 2008, reporting financial results for the quarter ended September 30, 2008 and the announcement of a dividend.

The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer

November 4, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press release of the Company, dated November 4, 2008, reporting financial results for the quarter ended September 30, 2008 and the announcement of a dividend.